Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Greenville First Bancshares, Inc. (the "Company"), each certify that, to his or her knowledge on the date of this certification:


          1. The annual report of the Company for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on this date (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.  The information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.



                                   /s/ R. Arthur Seaver, Jr.
                                  ----------------------------------------
                                  R. Arthur Seaver, Jr.
                                  Chief Executive Officer
                                  March 28, 2003

                                   /s/ James M. Austin, III
                                  ----------------------------------------
                                  James M. Austin, III
                                  Chief Financial Officer
                                  March 28, 2003